UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   July 25, 2018

BORGWARNER INC.
______________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2018, the Board of Directors of BorgWarner Inc. (the "Company") appointed Deborah McWhinney and Paul Mascarenas to the Board.  There are no transactions and no proposed transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K between Ms. McWhinney or Mr. Mascarenas (or any member of her or his immediate family) and the Company (or any of its subsidiaries), and there are no arrangements or understandings between Ms. McWhinney or Mr. Mascarenas or any other person or entity pursuant to which Ms. McWhinney or Mr. Mascarenas was appointed as a director of the Company.  In connection with the appointment of Ms. McWhinney and Mr. Mascarenas, there are no compensatory or other arrangements made with Ms. McWhinney or Mr. Mascarenas, though they will be entitled to the same directors' fees as other non-employee directors of the Company.  At the time of their appointment, neither Ms. McWhinney nor Mr. Mascarenas was appointed to serve as a member of any committee of the Board.

Item 7.01                          Regulation FD Disclosure

On July 25, 2018, the Board declared a quarterly cash dividend of $0.17 per share of common stock.  The dividend is payable on September 17, 2018 to stockholders of record on September 4, 2018.

On July 26, 2018 and July 27, 2018, the Company issued the press releases attached as exhibits 99.1 and 99.2, respectively, which are incorporated by reference herein.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01                          Financial Statements and Exhibits
(d)            Exhibits.  The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release dated July 26, 2018
99.2	Press Release dated July 27, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: July 27, 2018	By:	/s/ Tonit M. Calaway
	Name:	Tonit M. Calaway
	Its:	Executive Vice President and Secretary